BRE Properties, Inc.

Fourth Quarter 2006

Earnings Release and

Supplemental Financial Data

Carmel Summit

246 Units

San Diego, California

BRE Properties, Inc.	Phone 415.445.6530
525 Market Street, 4th Floor	e: Fax: 415.445.6505
San Francisco, CA 94105	E-mail: ir@breproperties.com

Investor contact: Edward F. Lange, Jr.

EVP and Chief Financial Officer

415.445.6559

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Fourth Quarter 2006

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Fourth Quarter 2006

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended December 31,		Twelve Months ended December 31,
	2006	2005	2006	2005
OPERATING INFORMATION
Total revenues (1)	$84,560	$78,182	$329,968	$298,133

Net income available to common shareholders	$12,824	$13,866	$102,322	$63,075
Per diluted share	$0.25	$0.27	$1.96	$1.22

Funds from Operations (2)	$32,552	$32,898	$141,674	$113,330
FFO per diluted share	$0.62	$0.62	$2.67	$2.15

Nonroutine income items (3)	$0	$4,575	$22,985	$5,600
Nonroutine income items per diluted share	$0.00	$0.09	$0.43	$0.11

Other Expenses (4)	$0	$1,182	$1,138	$2,670
Other Expenses per diluted share	$0.00	$0.02	$0.02	$0.05

Dividends per share	$0.5125	$0.50	$2.05	$2.00

Adjusted EBITDA (2)	$56,344	$54,773	$218,501	$206,510

Common dividends	$26,002	$25,498	$104,814	$101,661
Preferred dividends	$4,468	$4,468	$17,873	$17,873

Interest expense	$19,357	$20,604	$80,199	$76,553

Interest coverage ratio (5)	2.9	2.7	2.7	2.7

Fixed charge coverage ratio (5)	2.4	2.2	2.2	2.2

Same-store revenue increase/decrease	5.3%	8.4%	6.2%	4.2%
Same-store expense increase/decrease	2.5%	-0.1%	7.0%	2.1%
Same-store NOI increase/decrease	6.5%	12.3%	5.9%	5.2%
Operating margins	71%	71%	69%	69%

	12/31/06	12/31/05
CAPITALIZATION DATA
Net real estate investments	$2,752,280	$2,639,395
Total assets, gross	$3,225,384	$3,034,457

Total debt	$1,668,910	$1,560,574
Minority interest	$100,544	$61,675
Preferred stock (at liquidation preference)	$250,000	$250,000
Total shareholders’ equity	$976,845	$1,026,142

Common shares and units outstanding	51,445	52,331
Share price, end of period	$65.02	$45.48

Total market capitalization	$5,263,864	$4,190,588
Total book capitalization	$2,746,299	$2,648,391

Debt to total market capitalization	32%	37%
Debt to total book capitalization	61%	59%
Debt to total assets, gross	52%	51%
Secured debt to total assets	9%	10%

	12/31/06	12/31/05
COMMUNITY INFORMATION
Operating communities:
Wholly or Majority Owned Communities	81	85
Wholly or Majority Owned Units	22,680	23,954

Unconsolidated Joint Venture Communities	9	2
Unconsolidated Joint Venture Units	2,672	488

Communities under development:
Communities	9	9
Units	2,194	2,312

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	The twelve months ended December 31, 2006 EPS and FFO totals include income from land sales totaling $3,485,000 and legal settlement proceeds related to the Red Hawk Ranch apartment community totaling $19,500,000. The quarter and twelve months ended December 31, 2005 include a gain on the sale of a partnership interest totaling $4,575,000. The twelve month period ended December 31, 2005 also includes Velocity HSI bankruptcy proceeds totaling $1,025,000.
(4)	For the twelve months ended December 31, 2006 Other Expenses includes a $576,000 prepayment penalty on notes retired prior to maturity and Red Hawk Ranch litigation costs totaling $561,000. For 2005, Other Expenses represents Red Hawk Ranch litigation costs.
(5)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Fourth Quarter 2006

(Unaudited, dollar amounts in thousands except per share data)

	December 31, 2006	December 31, 2005

ASSETS
Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$2,726,159	$2,530,046
Construction in progress	242,509	171,423
Less: accumulated depreciation	(401,893)	(330,067)

	2,566,775	2,371,402

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	38,846	10,088
Real estate held for sale, net	—	195,447
Land under development	146,659	62,458

Total real estate portfolio	2,752,280	2,639,395

Cash	10,082	18,543
Other assets	61,129	46,452

TOTAL ASSETS	$2,823,491	2,704,390

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,290,000	$980,000
Unsecured line of credit	115,000	301,000
Secured line of credit	75,000	75,000
Mortgage loans	188,910	204,574
Accounts payable and accrued expenses	77,192	55,999

Total liabilities	1,746,102	1,616,573

Minority interests	100,544	61,675

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 10,000,000 shares with $25 liquidation preference issued and outstanding at December 31, 2006 and December 31, 2005, respectively.	100	100

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 50,484,614 and 51,312,097 at December 31, 2006 and 2005, respectively.	505	513
Additional paid-in capital	976,240	1,025,529

Total shareholders’ equity	976,845	1,026,142

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,823,491	$2,704,390

BRE Properties, Inc.

Consolidated Statements of Income

Quarters and Twelve Months Ended December 31, 2006 and 2005

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 12/31/2006	Quarter ended 12/31/2005	Twelve months ended 12/31/2006	Twelve months ended 12/31/2005

REVENUE
Rental income	$80,953	$74,884	$315,145	$284,898
Ancillary income	3,607	3,298	14,823	13,235

Total revenue	84,560	78,182	329,968	298,133

EXPENSES
Real estate expenses	$24,674	$22,625	$102,534	$92,201
Depreciation	18,975	18,313	74,834	71,035
Interest expense	19,357	20,604	80,199	76,553
General and administrative	4,724	4,963	17,881	17,816
Other expenses	—	1,182	1,138	2,670

Total expenses	67,730	67,687	276,586	260,275

Other income	773	738	26,822	2,885

Income before minority interests, partnership income and discontinued operations	17,603	11,233	80,204	40,743

Minority interests	(720)	(915)	(3,422)	(3,535)
Partnership income	409	4,673	1,150	5,075

Income from continuing operations	17,292	14,991	77,932	42,283

Discontinued operations:
Discontinued operations, net (1)	—	3,343	3,961	11,768
Net gain on sales	—	—	38,302	26,897

Total discontinued operations	—	3,343	42,263	38,665

NET INCOME	$17,292	$18,334	$120,195	$80,948

Dividends attributable to preferred stock	4,468	4,468	17,873	17,873

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$12,824	$13,866	$102,322	$63,075

Net income per common share - basic	$0.25	$0.27	$2.01	$1.24

Net income per common share - assuming dilution	$0.25	$0.27	$1.96	$1.22

Weighted average shares outstanding - basic (2)	50,410	51,240	50,925	50,930

Weighted average shares outstanding - assuming dilution (2)	51,610	52,190	52,150	51,790

(1)	Details of net earnings from discontinued operations. For 2006 includes seven properties held for sale and contributed to a joint venture in April 2006. For 2005 also includes results from three properties sold during the first six months of 2005.

	Quarter ended 12/31/2006	Quarter ended 12/31/2005	Twelve months ended 12/31/2006	Twelve months ended 12/31/2005

Rental and ancillary income	—	$5,082	$6,646	$23,172
Real estate expenses	—	(1,739)	(2,685)	(8,163)
Depreciation	—	—	—	(3,241)

Income from discontinued operations, net	—	$3,343	$3,961	$11,768

(2)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005

ASSETS

Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$2,726,159	$2,680,948	$2,656,658	$2,588,423	$2,530,046
Construction in progress	242,509	215,650	134,293	175,001	171,423
Less: accumulated depreciation	(401,893)	(383,870)	(366,222)	(348,418)	(330,067)

	2,566,775	2,512,728	2,424,729	2,415,006	2,371,402
Equity interests in real estate joint ventures:
Investments in rental properties	38,846	38,617	38,644	10,033	10,088

Real estate held for sale	—	—	—	196,179	195,447
Land under development	146,659	47,333	106,206	98,427	62,458

Total real estate portfolio	2,752,280	2,598,678	2,569,579	2,719,645	2,639,395

Cash	10,082	13,649	4,365	16,062	18,543
Other assets	61,129	62,345	52,759	49,207	46,452

TOTAL ASSETS	$2,823,491	2,674,672	2,626,703	2,784,914	2,704,390

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:

Unsecured senior notes	$1,290,000	$1,290,000	$980,000	$980,000	$980,000
Unsecured line of credit	115,000	—	180,000	386,000	301,000
Secured line of credit	75,000	75,000	75,000	75,000	75,000
Mortgage loans	188,910	202,344	203,087	203,825	204,574
Accounts payable and accrued expenses	77,192	61,681	61,408	59,275	55,999

Total liabilities	1,746,102	1,629,025	1,499,495	1,704,100	1,616,573

Minority interests	100,544	60,044	60,043	60,812	61,675

Shareholders’ equity:
Preferred stock	100	100	100	100	100
Common stock	505	503	514	513	513
Additional paid-in capital	976,240	985,000	1,066,551	1,019,389	1,025,529

Total shareholders’ equity	976,845	985,603	1,067,165	1,020,002	1,026,142

TOTAL LIABILITIES AND EQUITY	$2,823,491	$2,674,672	$2,626,703	$2,784,914	$2,704,390

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Dec. 31, 2006	Sept. 30, 2006	June. 30, 2006	Mar. 31, 2006	Dec. 31, 2005

REVENUE
Rental income	$80,953	$80,344	$78,466	$75,382	$74,884
Ancillary income	3,607	4,141	3,621	3,454	3,298

Total revenue	84,560	84,485	82,087	78,836	78,182

EXPENSES
Real estate expenses	$24,674	$26,535	$26,163	$25,162	$22,625
Depreciation	18,975	18,353	18,376	19,131	18,313
Interest expense	19,357	20,372	19,680	20,790	20,604
General and administrative	4,724	3,972	4,745	4,440	4,963
Other expenses	—	576	62	499	1,182

Total expenses	67,730	69,808	69,026	70,022	67,687

Other income	773	1,751	23,605	694	738

Income before minority interests, partnership income and discontinued operations	17,603	16,428	36,666	9,508	11,233

Minority interests	(720)	(897)	(897)	(908)	(915)
Partnership income	409	432	231	77	4,673

Income from continuing operations	17,292	15,963	36,000	8,677	14,991

Discontinued operations:

Discontinued operations, net (1)	—	—	783	3,178	3,343
Net gain on sales	—	—	38,302	—	—

Total discontinued operations	—	—	39,085	3,178	3,343

NET INCOME	$17,292	$15,963	$75,085	$11,855	$18,334

Dividends attributable to preferred stock	4,468	4,468	4,468	4,468	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$12,824	$11,495	$70,617	$7,387	$13,866

Net income per common share - basic	$0.25	$0.23	$1.38	$0.14	$0.27

Net income per common share - diluted	$0.25	$0.22	$1.33	$0.14	$0.27

Weighted average shares outstanding - basic	50,410	50,875	51,335	51,130	51,240

Weighted average shares outstanding - assuming dilution	51,610	52,090	53,520	52,345	52,190

(1)	Details of earnings from discontinued operations, net:

	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005

Rental and ancillary income	—	—	$1,560	$5,086	$5,082
Real estate expenses	—	—	(777)	(1,908)	(1,739)
Depreciation	—	—	—	—	—

Income from discontinued operations, net	—	—	$783	$3,178	$3,343

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

	Dec. 31, 2006	Sept. 30, 2006	Jun. 30, 2006	Mar. 31, 2006	Dec 31, 2005

CALCULATION OF FFO
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$12,824	$11,495	$70,617	$7,387	$13,866
Add back/ exclude:
Depreciation from continuing operations	18,975	18,353	18,376	19,131	18,313
Depreciation from discontinued operations	—	—	—	—	—
Minority interests	720	897	897	908	915
Depreciation from unconsolidated entities	262	244	243	95	209
Net (gain) on sales	—	—	(38,302)	—	—
Less: Minority interests not convertible into common shares	(229)	(406)	(406)	(405)	(405)

FUNDS FROM OPERATIONS (1)	$32,552	$30,583	$51,425	$27,116	$32,898

Nonroutine income items (2)	—	—	22,985	—	4,575

Other expenses (3)	—	$576	$62	$499	$1,182

Weighted average shares and equivalents outstanding - assuming dilution	52,570	53,050	53,520	53,340	53,210

PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.62	$0.58	$0.96	$0.51	$0.62
Non-routine income items (2)	$0.00	$0.00	$0.43	$0.00	$0.09
Other expenses (3)	$0.00	$0.01	$0.00	$0.01	$0.02

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(2)	Nonroutine income items include gains on sales of land totaling $3,485,000 and Red Hawk Ranch litigation settlement proceeds of $19,500,000 for the quarter ended June 30, 2006. For the quarter ended December 31, 2005, the non-routine income represents a gain on sale of partnership interest totaling $4,575,000.
(3)	For the quarter ended September 30, 2006 Other Expenses relates to a prepayment penalty on notes retired prior to maturity. For all other quarters reported, Other Expenses represents litigation costs incurred in connection with a construction defect lawsuit related to Red Hawk Ranch apartment community, which was settled during the quarter ended June 30, 2006.

	Dec. 31, 2006	Sept. 30, 2006	Jun. 30, 2006	Mar. 31, 2006	Dec 31, 2005

CAPITAL EXPENDITURES
Capital expenditures (4)	$4,209	$4,018	$4,395	$1,254	$5,296

Average apartment units in period	22,373	22,175	22,725	24,442	23,937
Capital expenditures per apartment unit in period	$188	$181	$193	$51	$221
Capital expenditures per apartment unit-trailing four quarters	$613	$646	$593	$571	$564

Revenue enhancing rehabilitation costs	$11,628	$8,823	$6,987	$5,557	$6,154

(4)	Represents capital expenditures, excluding rehabilitation costs and development advances. The company expenses certain improvements related to the operation of apartment communities, including carpet, window covering and appliance replacements.

	Dec. 31, 2006	Sept. 30, 2006	Jun. 30, 2006	Mar. 31, 2006	Dec 31, 2005

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS
Revenues from continuing operations	$85,742	$86,668	$105,923	$79,607	$83,593
Revenues from discontinued operations	—	—	1,560	5,086	5,082

Total Revenues	$85,742	$86,668	$107,483	$84,693	$88,675

Real estate expenses-continuing operations	$24,674	$26,535	$26,163	$25,162	$22,625
Real estate expenses-discontinued operations	—	—	777	1,908	1,739

Total Real Estate Expenses	$24,674	$26,535	$26,940	$27,070	$24,364

Total Net Operating Income	$61,068	$60,133	$80,543	$57,623	$64,311

Depreciation from continuing operations	$18,975	$18,353	$18,376	$19,131	$18,313
Depreciation from discontinued operations	—	—	—	—	—

Total Depreciation	$18,975	$18,353	$18,376	$19,131	$18,313

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended December 31, 2006 and 2005

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q4 2006	Q4 2005	% Change	Q4 2006	Q4 2005	% Change

California
L.A./Orange County	6,825	$27,671	$25,974	6.5%	$7,779	$7,536	3.2%
San Diego	3,711	15,493	15,272	1.4%	3,960	3,792	4.4%
San Francisco	3,035	12,671	11,925	6.3%	3,301	3,730	-11.5%
Sacramento	2,156	6,517	6,588	-1.1%	2,088	1,855	12.6%

Pacific Northwest
Seattle	3,324	10,533	9,466	11.3%	3,384	3,067	10.3%

Mountain/Desert Markets
Phoenix	1,334	3,486	3,272	6.5%	1,131	1,128	0.3%

Total Same-Store (1)	20,385	$76,371	$72,497	5.3%	$21,644	$21,108	2.5%

			Net Operating Income
	No. of Communities	No. of Units	Q4 2006	Q4 2005	% Change	% of Total

California
L.A./Orange County	25	6,825	$19,892	$18,438	7.9%	37%
San Diego	12	3,711	11,533	11,480	0.5%	21%
San Francisco	9	3,035	9,370	8,195	14.3%	17%
Sacramento	10	2,156	4,429	4,733	-6.4%	8%

Pacific Northwest
Seattle	13	3,324	7,149	6,399	11.7%	13%

Mountain/Desert Markets
Phoenix	3	1,334	2,355	2,144	9.8%	4%

Total Same-Store (1)	72	20,385	$54,727	$51,389	6.5%	100%

	No. of Communities	No. of units	Net Operating Income
			Q4 2006	Q4 2005
“Non Same-Store” Summary
Acquired properties (2)	4	930	$2,332	$1,882
Development properties (3)	3	664	1,611	480
Rehabilitation properties (4)	2	701	1,052	1,511
Discontinued operations (5)	7	2,184	—	3,343
Partnership income (6)	9	2,672	409	4,673
Commercial (7)	n/a	n/a	164	295
Other income	n/a	n/a	773	738

Total Non Same-Store	25	7,151	$6,341	$12,922

Less Properties Sold Q2’06	(7)	(2,184)

Total All Units / NOI	90	25,352	$61,068	$64,311

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting October 1, 2005
(2)	Consists of NOI from properties acquired after October 1, 2005
(3)	Consists of NOI from three properties delivered during 2006.
(4)	Consists of NOI from two properties under rehabilitation.
(5)	Includes results from seven properties held for sale and contributed to joint venture in April of 2006.
(6)	Consists primarily of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from two office parks that will later be converted to multi-family.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Twelve Months Ended December 31, 2006 and 2005

(Dollar amounts in thousands)

		Revenues			Expenses
		2006	2005	% Change	2006	2005	% Change
	No. of Units
California
L.A./Orange County	5,967	$91,189	$85,761	6.3%	$27,893	$25,875	7.8%
San Diego	3,711	61,474	58,573	5.0%	16,987	15,564	9.1%
San Francisco	3,035	49,515	46,588	6.3%	14,264	13,909	2.6%
Sacramento	2,156	26,336	25,486	3.3%	8,470	7,913	7.0%

Pacific Northwest
Seattle	2,901	35,465	32,649	8.6%	12,495	11,650	7.3%

Mountain/Desert Markets
Phoenix	1,334	13,731	12,444	10.3%	5,084	4,725	7.6%

Total Same-Store (1)	19,104	$277,710	$261,501	6.2%	$85,193	$79,636	7.0%

			Net Operating Income
	No. of Communities	No. of Units	2006	2005	% Change	% of Total

California
L.A./Orange County	23	5,967	$63,296	$59,886	5.7%	33%
San Diego	12	3,711	44,487	43,009	3.4%	23%
San Francisco	9	3,035	35,251	32,679	7.9%	18%
Sacramento	10	2,156	17,866	17,573	1.7%	10%

Pacific Northwest
Seattle	12	2,901	22,970	20,999	9.4%	12%

Mountain/Desert Markets
Phoenix	3	1,334	8,647	7,719	12.0%	4%

Total Same-Store (1)	69	19,104	$192,517	$181,865	5.9%	100%

	No. of Communities	No. of units	Net Operating Income
			2006	2005
“Non Same-Store” Summary
Acquired properties (2)	6	1,977	$20,462	$14,284
Development properties (3)	4	898	8,063	3,443
Rehabilitation properties (4)	2	701	4,544	5,814
Discontinued operations (5)	7	2,184	3,961	15,009
Partnership income (6)	9	2,672	1,150	5,075
Commercial (7)	n/a	n/a	1,848	526
Other income	n/a	n/a	26,822	2,885

Total Non Same-Store	28	8,432	$66,850	$47,036

Less Properties Sold Q2’06	(7)	(2,184)

Total All Units / NOI	90	25,352	$259,367	$228,901

(1)	Consists of stabilized properties owned by BRE for at least eight full quarters, starting January 1, 2005
(2)	Consists of NOI from properties acquired or stabilized after January 1, 2005
(3)	Consists of NOI from four properties fully delivered or stabilized after January 1, 2005.
(4)	Consists of NOI from two properties under rehabilitation.
(5)	For 2006 includes results from seven properties contributed to joint venture in April of 2006. For 2005, amounts also include NOI from three properties sold during the first six months of 2005.
(6)	Consists primarily of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from two office parks that will later be converted to multi-family.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of December 31, 2006 and 2005

	No. of Units	Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
		Q4’06	Q4’05	% Change	Q4’06	Q4’05	2006	2005
California
L.A./ Orange Co.	6,825	$1,468	$1,391	5.5%	93.5%	94.9%	61%	62%
San Diego	3,711	1,506	1,440	4.6%	93.1%	95.9%	72%	67%
San Francisco	3,035	1,530	1,422	7.6%	93.4%	96.2%	56%	56%
Sacramento	2,156	1,097	1,083	1.3%	91.7%	96.9%	67%	69%

Pacific Northwest
Seattle	3,324	1,144	1,043	9.7%	92.1%	93.0%	57%	57%

Mountain/Desert Markets
Phoenix	1,334	957	854	12.0%	92.2%	97.2%	66%	68%

Total/Average Same Store (4)	20,385	$1,358	$1,280	6.1%	92.9%	95.3%	62%	62%

(1)	Represents, by region, weighted average market level rents for the period.
(2)	Represents average physical occupancy for the quarter. Excludes properties in lease-up.
(3)	Represents the annualized number of units turned over for the twelve month period, divided by the number of units in the region.
(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting October 1, 2005

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation,

and Joint Venture Communities - Q406 (5)

	Number of Units
	ACQ	DEV	REHAB	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./ Orange Co.	684	664	—	—	1,348	$1,516	87.2%
San Diego	246	—	—	—	246	1,579	95.8%
San Francisco	—	—	453	—	453	1,598	49.2%
Sacramento	—	—	—	236	236	1,124	94.1%

Pacific Northwest
Seattle	—	—	248	—	248	1,248	91.6%

Mountain/Desert Markets
Phoenix	—	—	—	816	816	1,009	96.1%
Denver	—	—	—	1,620	1,620	847	98.0%

Total/Average Non-Same Store	930	664	701	2,672	4,967	$1,193	89.7%

Total/Average Portfolio					25,352	$1,326	92.3%

(5)	Consists of communities acquired and development properties delivered or stabilized after October 1, 2005, one community currently under rehabilitation and nine communities contributed to JV arrangements.

BRE Properties, Inc.

Debt Structure and Share Analysis as of December 31, 2006

(Dollar and share amounts in thousands)

			For the twelve months ended December 31, 2006
	Balance Outstanding December 31, 2006	Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets

FIXED RATE
Unsecured (1)	$1,290,000	5.14 years	5.65%	77.3%	40.8%
Secured	165,620	5.06 years	6.23%	9.9%	5.2%
Total fixed rate debt	$1,455,620	5.13 years	5.71%	87.2%	46.0%
VARIABLE RATE DEBT

Unsecured Line of credit (2)	$115,000	3.00 years	6.30%	6.9%	3.6%
Secured Line of credit	75,000	1.42 years	6.26%	4.5%	2.4%
Secured tax-exempt mortgages	23,290	1.48 years	4.69%	1.4%	0.7%
Total variable rate debt	$213,290	2.28 years	6.11%	12.8%	6.7%

TOTAL DEBT	$1,668,910	4.77 years	5.76%	100.0%	52.7%

Ratio of debt to total market capitalization	32%
Interest expense coverage - 2006 (3)	2.7 x
Fixed charge coverage - 2006 (3)	2.2 x

SCHEDULED PRINCIPAL PAYMENTS
	Unsecured	Secured	Total
2007	50,000	14,828	64,828
2008 (4)	—	97,586	97,586
2009	200,000	19,340	219,340
2010	265,000	33,271	298,271
2011	250,000	2,127	252,127
Thereafter	640,000	96,758	736,758

Total	$1,405,000	$263,910	$1,668,910

SENIOR UNSECURED DEBT RATINGS

Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(stable)
Fitch	BBB	(stable)

CAPITALIZED INTEREST

	Qtr. Ended 12/31/2006	Qtr. Ended 12/31/2005
Interest capitalized	$4,234	$3,323

	YTD 12/31/2006	YTD 12/31/2005
Interest capitalized	$15,794	$11,343

SUMMARY OF COMMON SHARES

	Qtr. Ended 12/31/2006	Qtr. Ended 12/31/2005
Weighted Average
Weighted average shares outstanding (5)	50,410	51,240
Weighted average OP units	960	1,020
Dilutive effect of stock options	1,200	950

Diluted shares - FFO (6)	52,570	53,210
Less: Anti-dilutive OP Units (7)	(960)	(1,020)

Diluted shares - EPS(8)	51,610	52,190

	YTD 12/31/2006	YTD 12/31/2005
Weighted Average
Weighted average shares outstanding (5)	50,925	50,930
Weighted average OP units	975	1,020
Dilutive effect of stock options	1,225	860

Diluted shares - FFO (6)	53,125	52,810
Less: Anti-dilutive OP Units (7)	(975)	(1,020)

Diluted shares - EPS(8)	52,150	51,790

	As of 12/31/2006	As of 12/31/2005
Ending
Shares outstanding at end of period	50,485	51,312
OP units at end of period	960	1,019
Dilutive effect of stock options	1,200	950

Total	52,645	53,281

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 12/31/2006	Qtr. Ended 12/31/2005
8.08% Series B, $25 per share liquidation pref.	3,000	3,000
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	10,000	10,000

(1)	Includes $460 million in convertible senior notes.
(2)	At December 31, 2006 we had a revolving Line of credit providing up to $600 million priced at LIBOR plus 57.5 bp, maturing in January 2010.
(3)	Represents interest expense and preferred stock dividend payment coverage for the twelve months ended December 31, 2006.
(4)	Includes the scheduled maturity of our secured line of credit. At Decmeber 31, the outstanding balance was $75,000,000
(5)	Represents denominator for shares in the calculation of basic earnings per share.
(6)	Represents denominator for shares in the calculation of diluted FFO per share.
(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

December 31, 2006

(Dollar amounts in millions)

	Number of Units	Cost Incurred	Estimated Cost	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (1)

CONSTRUCTION IN PROGRESS
The Stuart at Sierra Madre Villa
Pasadena, CA	188	47.4	57.1	9.7	Podium	2Q/2007	3Q/2007
Renaissance at Uptown Orange
Orange, CA	460	81.9	114.7	32.8	Wrap	1Q/2007	1Q/2008
Bay Vista Apartments
Emeryville, CA	224	42.0	66.3	24.3	Podium	3Q/2007	1Q/2008
5600 Wilshire
Los Angeles, CA	284	46.3	129.6	83.3	Podium	3Q/2008	1Q/2009
Stadium Park I
Anaheim, CA	320	24.9	81.5	56.6	Podium	3Q/2008	2Q/2009

Total CIP	1,476	$242.5	$449.2	$206.7

	Number of Units	Cost Incurred	Estimated Cost	Estimated Const. Start	Product Type

LAND OWNED (2)
Taylor 28 Apartments
Seattle, WA	197	$11.9	$58.4	2Q/2007	Podium
Stadium Park II
Anaheim, CA	243	19.0	70.4	3Q/2007	Wrap
Crossings (3)
Santa Clara, CA	278	30.6	85.9	4Q/2007	Podium
Belcarra Apartments (4)
Bellevue, WA	tbd	18.7	tbd	tbd	tbd

Total LUD (5)	718	$80.2	$214.7

Projected Composite Yield Upon Stabilization (6)	6.75% - 7.75%

	Number of Units	Cost Incurred (8)	Estimated Cost (9)	Estimated Const. Start	Product Type

LAND UNDER CONTRACT (7)
Riverside, CA	208	$0.8	$45.5	2H/2008	Garden
Pasadena II, CA	212	1.1	77.6	1H/2008	Podium
Pleasanton, CA	250	1.8	72.1	2H/2008	Garden
Mercer Island, WA	162	0.6	50.1	2H/2008	Podium
Los Angeles, CA (10)	645	5.3	352.1	2H/2008	Mid rise
Walnut Creek, CA	371	2.4	126.0	1H/2009	Podium

Total	1,848	$12.0	$723.4

(1)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy issued and be ready for occupancy. Completion dates have been updated to reflect our current estimates of receipt of final certificates of occupancy, which are dependent on several factors, including construction delays and the inability to obtain necessary public approvals.
(2)	Land under development represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress on our consolidated balance sheet.
(3)	Costs incurred reflects purchase price of 7.3 acre site. BRE intends to retain a portion for development and sell the excess parcel.
(4)	Project site plan and product type currently under review.
(5)	Balance sheet also includes $66.5M for land noted in footnote (10)
(6)	Represents weighted average projected stabilized yield for construction in progress and land under development.
(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(9)	Estimated costs for properties categorized as Land under Contract are subject to change during the process of entitlement.
(10)	Land consolidated under Fin 46 at 12/31/06. Purchased completed 1/07

BRE Properties, Inc.	Exhibit A
Sequential “Same-Store” Multifamily Markets Summary
Last five quarters

REVENUES
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005

California

L.A./Orange County	0.3%	2.6%	2.7%	0.2%	0.7%
San Diego	-0.6%	1.0%	3.1%	-2.0%	3.3%
San Francisco	0.6%	2.4%	2.9%	0.2%	0.0%
Sacramento	-2.5%	1.1%	1.3%	-0.9%	1.4%

Pacific Northwest
Seattle	-0.2%	3.3%	5.5%	1.9%	-1.2%

Mountain/Desert Markets
Phoenix	0.3%	1.1%	3.2%	1.8%	3.8%

Total Same Store	-0.2%	2.2%	3.1%	-0.1%	1.1%

EXPENSES (1)

	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005

California

L.A./Orange County	-5.1%	-5.4%	7.3%	11.7%	-8.6%
San Diego	-12.2%	2.6%	6.6%	8.8%	-5.7%
San Francisco	-9.4%	0.7%	-2.3%	-0.7%	10.7%
Sacramento	-3.5%	2.2%	0.8%	13.2%	-7.7%

Pacific Northwest
Seattle	-7.2%	5.6%	-3.2%	14.8%	-10.0%

Mountain/Desert Markets
Phoenix	-17.4%	4.9%	2.0%	13.5%	-10.0%

Total Same Store	-8.0%	0.0%	3.1%	9.5%	-5.1%

NET OPERATING INCOME

	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005

California

L.A./Orange County	2.6%	6.4%	0.6%	-4.2%	4.9%
San Diego	4.1%	0.4%	1.7%	-5.5%	6.6%
San Francisco	4.7%	3.1%	5.3%	0.6%	-4.2%
Sacramento	-2.0%	0.6%	1.5%	-6.5%	5.6%

Pacific Northwest
Seattle	3.4%	2.2%	10.6%	-4.4%	3.8%

Mountain/Desert Markets
Phoenix	11.8%	-1.2%	4.0%	-4.3%	12.9%

Total Same Store	3.3%	3.1%	3.1%	-4.0%	3.9%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B
Net Asset Value Calculation, Annualized Q4 2006

(Amounts in thousands, except per share data)

Overall portfolio capitalization rate: 4.75% (1)

	Calculation per Actual-Q4 ‘06	Adjustments		As Adjusted

Annualized revenues and expenses:
Current rental revenues	$323,812			$323,812
Partnership and ancillary revenues	16,064			16,064

Total real estate revenues	339,876	$(8,880	) (2), (3)	$330,996

Total real estate expenses	(98,696)	3,296	(2), (3)	(95,400)

Annualized real estate net operating income	$241,180	$(5,584)		$235,596

Real estate asset value	5,077,474			$4,959,916
Value of other assets:
Properties acquired @ 1.0x cost	—	53,308	(2)	53,308
Construction in progress @ 1.20x cost	291,011	95,354	(3)	386,365
Land under development @1.20x cost	175,991			175,991
Receivables and other assets, tangible	47,212			47,212
Other liabilities and nonconvertible minority interest	(151,799)			(151,799)

Total value of other assets	$362,415	$148,662		$511,076

Value of all assets:
Real estate asset value	$5,077,474			$4,959,916
Value of other assets	362,415			511,076

Total asset value	$5,439,889			$5,470,992

Debt and preferred equity:
Mortgage loans	$188,910			$188,910
Unsecured senior notes	1,290,000			1,290,000
Unsecured line of credit	115,000			115,000
Secured line of credit	75,000			75,000
Perpetual preferred stock	250,000			250,000

Total debt and preferred	$1,918,910			$1,918,910

Current equity value	$3,520,979			$3,552,082

Common shares outstanding	50,485			50,485
Operating partnership units	960			960
Dilution from stock options	1,200			1,200

Diluted shares/OP units outstanding	52,645			52,645

CURRENT NET ASSET VALUE PER SHARE	$66.88			$67.47

1 Market cap rates	Current range
San Francisco	4.00% - 4.75%
San Diego	4.75% - 5.25%
L.A. / Orange Co.	4.00% - 5.00%
Sacramento	5.00% - 5.50%
Seattle	4.50% - 5.50%
Phoenix	4.75% - 5.50%
Denver	4.75% - 5.50%

Weighted average	4.30% - 5.15%

NAV Sensitivity
Cap Rate	$NAV/Share
5.00%	$62.76

4.75%	$67.47

4.50%	$72.71

1	The NAV calculation uses a cap rate of 4.75%, which is at the mid point of our estimated composite range. Market cap rates are based on market transactional data in each operating region, compiled internally, and updated as market conditions change.
2	Represents NOI adjustment for Carmel Summit, acquired October 31, 2006. Costs are added back at 1.0x and net operating income from this community is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $1.9M.
3	Represents Bridgeport Coast in Santa Clarita, CA, and Galleria at Towngate in Moreno Valley, CA which have commenced the lease up process or did not generate full rental revenues for the period. Cost is added back to CIP at 1.20x of cost, and NOI from those communities is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $3.7M.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions (Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 12/31/06	Quarter Ended 12/31/05	Twelve Months Ended 12/31/06	Twelve Months Ended 12/31/05
Net income available to common shareholders	$12,824	$13,866	$102,322	$63,075
Depreciation from continuing operations	18,975	18,313	74,834	71,035
Depreciation from discontinued operations	—	—	—	3,241
Minority interests	720	915	3,422	3,535
Depreciation from unconsolidated entities	262	209	844	836
Net gain on investments	—	—	(38,302)	(26,897)
Less: Minority interests not convertible to common	(229)	(405)	(1,446)	(1,495)

Funds from operations	$32,552	$32,898	$141,674	$113,330

Diluted shares outstanding - EPS (1)	51,610	52,190	52,150	51,790
Net income per common share - diluted	$0.25	$0.27	$1.96	$1.22

Diluted shares outstanding - FFO (1)	52,570	53,210	53,125	52,810
FFO per common share - diluted	$0.62	$0.62	$2.67	$2.15

(1)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions (Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions, nonroutine items, and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 12/31/06	Quarter ended 12/31/05	Twelve Months Ended 12/31/06	Twelve Months Ended 12/31/05
Net income available to common shareholders	$12,824	$13,866	$102,322	$63,075
Interest	19,357	20,604	80,199	76,553
Depreciation	18,975	18,313	74,834	74,276

EBITDA	51,156	52,783	257,355	213,904
Minority interests	720	915	3,422	3,535
Net gain on sales	—	—	(38,302)	(26,897)
Gain on sales of land	—	—	(3,485)	—
Gain on sale of partnership interest	—	(4,575)	—	(4,575)
Dividends on preferred stock	4,468	4,468	17,873	17,873
Other expenses	—	1,182	1,138	2,670
Red Hawk Settlement	—	—	(19,500)	—

Adjusted EBITDA	$56,344	$54,773	$218,501	$206,510

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter ended 12/31/06	Quarter ended 12/31/05	Twelve Months Ended 12/31/06	Twelve Months Ended 12/31/05
Net income available to common shareholders	$12,824	$13,866	$102,322	$63,075
Interest	19,357	20,604	80,199	76,553
Depreciation	18,975	18,313	74,834	74,276
Minority interests	720	915	3,422	3,535
Net gain on sales	—	—	(38,302)	(26,897)
Dividends on preferred stock	4,468	4,468	17,873	17,873
General and administrative expense	4,724	4,963	17,881	17,816
Other expenses	—	1,182	1,138	2,670

NOI	$61,068	$64,311	$259,367	$228,901

Less Non Same-Store NOI	6,341	12,922	66,850	47,036

Same-Store NOI	$54,727	$51,389	$192,517	$181,865